UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2010
Amarillo Biosciences, Inc.
(Exact Name of registrant as specified in its charter)

Texas0-20791 75-1974352	0-20791	75-1974352
(State or other jurisdiction(Commission (IRS Employer	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)File Number) Identification No.)

4134 Business Park Drive, Amarillo, Texas 79110-4225
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (806) 376-1741

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers.

On October 25, 2010, the Company appointed Paul Tibbits to its Board of Directors. Mr. Tibbits fills a seat that has been vacant since November 6, 2008.

Paul Tibbits, a graduate of Western Kentucky University, joined the ABI Board of Directors. After a career in the US Army at Fort Knox and the Civil Service, Mr. Tibbits retired to raise cattle and farm.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  December 1, 2010.

AMARILLO BIOSCIENCES, INC.

By:            /s/ Joseph M. Cummins
Joseph M. Cummins, Chairman of the Board,
President and Chief Executive Officer